DUCK HEAD APPAREL COMPANY, INC.
                             2000 STOCK OPTION PLAN













                        Effective as of February 15, 2000
                      Amended and Restated August 22, 2000

                         DUCK HEAD APPAREL COMPANY, INC.
                             2000 STOCK OPTION PLAN


1. PURPOSE.
-----------

         The purpose of the Duck Head Apparel Company, Inc. 2000 Stock Option Plan (the "Plan") is to promote the growth and profitability of Duck Head Apparel Company, Inc. (the "Company") and its subsidiaries from time to time ("Subsidiaries") by increasing the personal participation of key and middle level executives in the continued growth and financial success of the Company and the Subsidiaries, by enabling the Company and the Subsidiaries to attract and retain executives of outstanding competence and by providing such executives with an equity opportunity in the Company. This purpose will be achieved through the grant of options ("Options") to purchase shares of the common stock of the Company ("Shares").

2. ADMINISTRATION.
------------------

         The Plan shall be administered by the Company's Board of Directors (the "Board"); provided, however, that in its discretion, the Board may delegate its authority under the Plan to a committee of the Board (the "Committee") composed solely of two or more "Non-Employee Directors" ( as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any applicable successor rule or regulation (the "Exchange Act")).
         The Board (or Committee, as applicable) shall have complete and final authority to: (i) interpret all terms and provisions of the Plan; (ii) select from the group of key and middle level executives eligible to participate in the Plan the executives to whom Options will be granted; (iii) subject to the terms of the Plan, establish the terms and conditions of each Option, including without limitation the number of Shares subject to the Option, the term of the Option, and any schedule for or conditions of the exercise of the Option; (iv) prescribe the form of instrument(s) evidencing Options granted under the Plan;
(v) determine the time or times at which Options will be granted; (vi) make special grants of Options as the Board (or Committee, as applicable) may determine to be appropriate; (vii) determine the method of exercise of Options granted under the Plan; (viii) adopt, amend and rescind general and special rules for the Plan's administration; and (ix) make all other determinations and take all other actions necessary or advisable for the administration of the Plan.
         Unless the bylaws or a resolution of the Board provides otherwise, any action that the Board (or Committee, as applicable) is authorized to take may be taken without a meeting if all the member of the Board (or Committee, as applicable) sign a written document authorizing such action.
         The Board (or Committee, as applicable) may designate selected Board members or certain employees of the Company to assist the Board (or Committee, as applicable) in the administration of the Plan and may grant authority to such persons to execute documents, including Options, on behalf of the Board (or Committee, as applicable).
         No member of the Board shall be liable for any action taken or determination made in good faith in connection with the Plan.

3. ELIGIBILITY AND FACTORS TO BE CONSIDERED IN GRANTING OPTIONS.
----------------------------------------------------------------

         Key and middle level executives, whether or not officers or members of the Board, of the Company and its Subsidiaries who have the greatest impact on the Company's long-term performance shall be eligible to receive Options under the Plan. In determining the key and middle level executives to which Options will be granted and the number of shares subject to each Option, the Board (or Committee, as applicable) shall take into account the level and responsibility of the executive's position, the executive's performance, the assessed potential of the executive and such other factors as the Board (or Committee, as applicable) may deem relevant to the accomplishment of the purposes of the Plan. Options may be granted under the Plan only for reasons connected with an executive's employment with the Company or a Subsidiary.
         Directors of the Company or any Subsidiary who are not also employees of the Company or any of its Subsidiaries are not eligible to participate in the Plan.

4. SHARES SUBJECT TO THE PLAN.
------------------------------

         Subject to the provisions of Section 14, the aggregate number of Shares with respect to which Options may be granted under the Plan shall not exceed 500,000 Shares. If an Option expires, terminates or is surrendered without having been fully exercised, any Shares subject to the Option with respect to which the Option was not exercised shall again be available for purposes of this Plan. The Board (or Committee, as applicable) shall maintain records showing the cumulative total of all Shares subject to outstanding Options.

5. DESIGNATION OF OPTIONS; NUMBER OF SHARES.
--------------------------------------------

         Subject to the terms of the Plan, the Board (or Committee, as applicable) may, in its sole discretion, grant Options to eligible participants.
         In granting Options, the Board (or Committee, as applicable) shall clearly indicate as to each Option whether the Option is an incentive stock option ("ISO") or a non-qualified stock option ("NQO"). The Board (or Committee, as applicable) may grant both ISOs and NQOs to the same executive, provided that the ISOs and NQOs are granted separately. The Board (or Committee, as applicable) shall not designate an Option as an ISO unless the terms of the Option comply with all of the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").
         Subject to Section 4., the Board (or Committee, as applicable) may grant Options to eligible participants with respect to such number of Shares as the Board (or Committee, as applicable), in its sole discretion, may determine; provided, that no participant may be awarded Options during any calendar year with respect to an aggregate (subject to Section 14) of more than 125,000 shares of common stock.
         With respect to Options designated as ISOs, the aggregate fair market value (determined at the Options' respective dates of grant in accordance with Section 422(c)(7) of the Code) of the Shares with respect to which such Options are exercisable for the first time by a participant during any calendar year (under all plans taken into account pursuant to Section 422(d) of the Code) shall not exceed $100,000.

6. EXERCISE PRICE.
------------------

         The price per Share at which each Option may be exercised shall be the price determined by the Board (or Committee, as applicable) at the time of grant based on such criteria as may be adopted by the Board (or Committee, as applicable) in good faith, but in no event shall the exercise price per share of an Option be less than the par value of a Share or less than fifty percent (50%) of the fair market value of a Share at the time such Option is granted. In addition, (i) the exercise price per share for any ISO shall be not less than the fair market value of a Share (determined in accordance with Section 422(c)(7) of the Code) at the time such Option is granted; (ii) the exercise price per share for any ISO shall be not less than 110% of the fair market value of a Share (determined in accordance with Section 422(c)(7) of the Code) at the time such Option is granted if immediately prior to the grant, the recipient is a person who beneficially owns (determined in accordance with Section 424 of the Code) stock having more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (determined in accordance with Section 424(d) of the Code) (a "10% Owner"); and (iii) the exercise price per share shall be not less than the fair market value of a Share at the time the Option is granted for any grant that is intended to qualify as "performance-based compensation" under
Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

7. TERM.
--------

         The term of each Option shall be established by the Board (or Committee, as applicable), but shall not exceed ten (10) years from the date of grant. In addition, no ISO granted to a participant who is a 10% Owner shall have a term exceeding five (5) years from the date of grant.

8. TIME OF GRANT.
-----------------

         The date of grant of an Option for all purposes shall be the date on which the Board (or Committee, as applicable) approves the grant of the Option. Notice of the grant shall be given to each Option recipient (each a "Grantee") within a reasonable time after the date of grant.

9. TRANSFER.
------------

         An Option shall not be transferable by the Grantee except by will or the laws of descent and distribution. During the Grantee's lifetime, an Option may only be exercised by the Grantee.

10. EXERCISE.
-------------

         Subject to the terms of the Plan, an Option may be exercisable at such time or times after the date of grant and upon such conditions and according to such schedule as may be determined by the Board (or Committee, as applicable) at the time of grant. The written Option agreement or letter shall set forth the effect on the Option of the termination of the Grantee's employment with the Company or any of its Subsidiaries for any reason other than death or permanent and total disability with the meaning of Section 22(e)(3) of the Code (or any successor provision). Unless the Board (or Committee, as applicable) determines otherwise at the time of grant of an Option, and in any event if the Option is an ISO, the Option shall expire at the end of the three month period (or the stated term of the Option, if shorter) immediately following such termination of employment. In no event shall the Grantee be able to exercise an Option for more Shares than the number of shares for which the Option could have been exercised at the time the Grantee ceased to be an employee.

         Unless the Board (or Committee, as applicable) determines otherwise at the time of grant of an Option, and in any event if the Option is an ISO, if a Grantee dies while in the employ of the Company or a Subsidiary, or within three months after the termination of such employment, or if a Grantee terminates employment with the Company or a Subsidiary due to permanent and total disability (within the meaning of Section 22(e)(3) of the Code or any successor provision), the Grantee's Option(s) may be exercised by the Grantee or the Grantee's estate, as the case may be, during a period not exceeding one year after the date of the Grantee's death or termination of employment for the number of Shares for which the Option could have been exercised at the time the Grantee died or became permanently and totally disabled.
         Notwithstanding any other provision of this Plan, in no event may an Option be exercised after the expiration of its stated term.
         Upon any Change of Control, all outstanding Options, to the extent not vested and/or exercisable, shall become immediately vested and exercisable in their entirety. "Change of Control" shall mean the occurrence of any one of the following: (a) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any "person" (within the meaning of Section 13(d) of the Exchange Act) other than one or more wholly-owned Subsidiaries of the Company; (b) the adoption of a plan relating to the liquidation or dissolution of the Company; (c) the first day on which a majority of the members of the Board are not Continuing Directors; or (d) the consummation of any transaction (including without limitation any merger, share exchange or consolidation) the result of which is that any "person" (as defined above), other than an Exempt Person or Exempt Persons, becomes, directly or indirectly, the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that an entity or person shall be deemed to have "beneficial ownership" of all shares that any such entity or person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) of more than 30% of the outstanding common stock of the Company; provided that the transactions covered by this clause (d) shall not include the acquisition by the Company of its common stock; provided further, however, that if (x) any "person" (as defined above) becomes, directly or indirectly, the "beneficial owner" (as defined above) of more than 30% of the outstanding common stock of the Company solely as a result of acquisition by the Company of its common stock, (y) such "person" thereafter acquires any additional shares of common stock of the Company and (z) immediately after such acquisition such "person" is, directly or indirectly, the "beneficial owner" (as defined above) of 30% or more of the outstanding common stock of the Company, then such additional acquisition shall constitute a Change of Control.
         "Exempt Person" shall mean (a) the Company, (b) any wholly-owned Subsidiary of the Company, (c) any individual who immediately before the transaction is an executive officer of the Company, (d) any employee benefit plan of the Company or any of its wholly-owned Subsidiaries or (e) any entity or person holding shares of common stock for or pursuant to the terms of any such plan if such entity or person is not a beneficiary of or participant in such plan. "Continuing Directors" shall mean, as of any date, any member of the Board who (i) was a member of the Board on the date this Plan was adopted by the Board or (ii) was nominated for election or elected to the Board with the approval of a majority of the Continuing Directors who were members of the Board at the time of such nomination or election.

11. METHOD OF EXERCISE.
-----------------------

         An Option shall be deemed exercised when (i) the Company receives written notice of the holder's decision to exercise the Option; (ii) the holder tenders to the Company payment in full in cash (or if the Board (or Committee, as applicable) so determines at the time of grant, in Shares) the aggregate exercise price for the Shares with respect to which the Option is to be exercised; (iii) the holder tenders to the Company payment in full in cash the amount of all federal and state withholding or other employment taxes applicable to the taxable income, if any, of the holder resulting from the exercise of the Option; and (iv) the holder complies with such other reasonable requirements as the Board (or Committee, as applicable) may establish.
         An Option may be exercised for any lesser number of Shares than the full number for which it could have been exercised. Such a partial exercise shall not affect the right to exercise the Option from time to time with respect to the remaining Shares subject to the Option.

12. CANCELLATION AND REPLACEMENT OF OPTIONS.
--------------------------------------------

         The Board (or Committee, as applicable) may at any time or from time to time permit a Grantee to voluntarily surrender any outstanding Options where such surrender is conditioned upon the granting to the Grantee of new Options for such number of Shares as the Board (or Committee, as applicable) may determine. The Board (or Committee, as applicable) may require a Grantee to surrender outstanding Options as a condition precedent to the grant of new Options to such Grantee.
         Subject to the terms of the Plan, the Board (or Committee, as applicable) shall determine the terms and conditions of any new Options, including the prices at and periods during which they may be exercised, all of which may differ from the terms and conditions of the Options surrendered. Any such new Options shall be subject to the Plan. The grant of new Options in connection with the surrender of outstanding Options shall be considered, for purposes of the Plan, as the grant of new Options and not as an alteration, amendment or modification of the Plan or the Options surrendered.
         The Shares subject to any Options surrendered shall no longer be charged against the aggregate Share limit set forth in Section 4. and shall again be available for grants of Options under the Plan.

13. TERMINATION OF OPTIONS.
---------------------------

         An Option shall be considered terminated in whole or in part to the extent that, in accordance with the provisions of the Plan, it can no longer be exercised with respect to Shares subject to the Option. The Shares subject to any Option, or portion thereof, that terminates shall no longer be charged against the aggregate Share limit set forth in Section 4. and shall again be available for the grant of Options under the Plan.

14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.
-----------------------------------------------

         In the event of any change in the characteristics of the Shares by reason of a stock dividend, recapitalization, merger, reorganization, consolidation, stock split, reverse stock split or any other similar event, the Shares subject to the Plan, the Shares subject to each outstanding Option and the per participant Share grant limit set forth in Section 5. shall be correspondingly increased, reduced or changed, such that by exercise of any outstanding Option, a Grantee will receive, without change in the aggregate purchase price, securities, as so increased, reduced or changed, comparable to the securities the Grantee would have received if the Grantee had exercised the Option prior to such event. In the case of an ISO, the foregoing sentence shall apply in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, if the excess of the aggregate fair market value of the Shares subject to the Option immediately after such event over the aggregate exercise price of such Shares is not more than the excess of the aggregate fair market value of all Shares subject to the Option immediately prior to such event over the aggregate exercise price of such Shares.
         Adjustments under this Section shall be made by the Board (or Committee, as applicable), whose determination as to the nature and extent of any adjustments shall be binding and final.

15. COMPLIANCE WITH SECURITIES AND EXCHANGE COMMISSION AND OTHER REQUIREMENTS.
------------------------------------------------------------------------------

         No certificates for Shares shall be executed and delivered upon exercise of any Option unless and until the Company is able to take such action, if any, as is then required to comply with the Securities Act of 1933, as amended; the Exchange Act; any applicable state securities laws and the requirements of any exchange on which the Shares may be listed.
         In the case of the exercise of an Option by a person or estate acquiring the right to exercise the Option by bequest of inheritance, the Board (or Committee, as applicable) may require reasonable evidence as to the ownership of the Option and may require such consent and releases of taxing authorities as it may deem advisable.

16. NO RIGHT TO EMPLOYMENT.
---------------------------

         Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any participant under this Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any participant at any time with or without cause, to the same extent as the Company or Subsidiary might have done if the Plan had not been adopted.

17. NO RIGHTS AS SHAREHOLDER.
-----------------------------

         No person, estate or other entity shall have any rights as a shareholder with respect to the Shares obtained as a result of the exercise of an Option until a certificate or certificates for the Shares have been received.

18. AMENDMENT AND TERMINATION.
------------------------------

         The Board may at any time suspend, amend or terminate this Plan. The Board (or Committee, as applicable) may make such modifications to the terms and conditions of any Option as it shall deem advisable. No Option shall be granted during any suspension or after termination of the Plan. Notwithstanding the foregoing provisions of this Section, no amendment, suspension or termination of the Plan and no modification of any Option shall, without the consent of the holder of an Option, alter or impair any rights or obligations under any Option granted prior to the effective date of the amendment, suspension or termination of the Plan or of the modification to the Option.
         In addition to Board approval of an amendment to the Plan, the Board shall obtain such consent by the holders of the capital stock of the Company, if any, as may be required by applicable law, including without limitation Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, Sections 162(m) and 421 through 424 of the Internal Revenue Code.

19. USE OF PROCEEDS.
--------------------

         The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options shall be used for general corporate purposes as determined by the Board.

20. INDEMNIFICATION OF BOARD.
-----------------------------

         In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board (and the Committee, as applicable) shall, to the fullest extent permitted by law, be indemnified by the Company against the reasonable expenses, including attorneys' fees and legal costs, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action or omission in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it has been adjudged in such action, suit or proceeding that such Board or Committee member is liable for gross negligence or misconduct in the performance of such member's duties; provided that within 60 days after institution of any such action, suit or proceeding the Board or Committee member shall in writing offer the Company the opportunity, at the Company's own expense, to handle and defend the same.

21. EFFECTIVE DATE OF THE PLAN.
-------------------------------

         This Plan shall be effective February 15, 2000, subject to subsequent approval by the requisite shareholder vote no later than the next annual meeting of the shareholders of the Company. Any Options granted prior to such shareholder approval shall also be subject to shareholder approval of the Plan. If the Plan is not approved by the shareholders of the Company, the Plan shall terminate and any Options granted under the Plan shall expire.

22. DURATION OF THE PLAN.
-------------------------

         Unless previously terminated by the Board, this Plan shall terminate at the close of business on February 15, 2010, and no Option may be granted under the Plan thereafter, but such termination shall not affect any Option granted prior to termination of the Plan.

23. GOVERNING LAW.
------------------

This Plan shall be governed, interpreted and enforced in accordance with the laws of Georgia without regard to choice of law principles.

                         DUCK HEAD APPAREL COMPANY, INC.
                             STOCK OPTION AGREEMENT

         THIS AGREEMENT is made by and between Duck Head Apparel Company, Inc. (the "Company") and ______________________________ (the "Participant") effective as of the Date of Grant set forth below.

         Subject to the Additional Terms and Conditions attached hereto and to the terms of the Duck Head Apparel Company, Inc. 2000 Stock Option Plan, as amended from time to time (the "Plan"), both of which are incorporated herein by reference as part of this Agreement, the Company hereby awards as of the Date of Grant to Participant an option (the "Option"), as described below, to purchase the Option Shares. Capitalized terms used and not defined or described herein shall have the meanings set forth in the attached Additional Terms and Conditions or the Plan.

         A. Type of Option: ________________________. [Specify whether the Option is intended to be an ISO or NQO, either "This Option is intended to be an

"incentive stock option" within the meaning of Section 422 of the Code," or "This Option is not intended to be an "incentive stock option" within the meaning of Section 422 of the Code." ISOs and NQOs granted at the same time must be granted using a separate Stock Option Agreement for each.] [If the Option is an ISO, include the following language: "The Participant acknowledges that any Option granted to the Participant that is intended to be an ISO will lose tax-favored treatment under Section 421 of the Code if the Participant fails to comply with the holding period requirements of Section 422 of the Code."]
         B.       Date of Grant: __________________________.
         C. Exercise Price: __________ per Share. [No less than 50% of fair market value of a Share as of the Date of Grant and no less than par value $.01). No less than fair market value if the Option is an ISO or is intended to be "performance-based compensation" under Code Section 162(m). No less than 110% of fair market value if the Option is an ISO and the recipient is a 10% Owner immediately prior to the grant.]
         D.       Option Shares: __________ Shares.
         E.       Vesting Schedule: [As determined by the Board or Committee.]
         F.       Term: __________________.       [As determined by the Board or
Committee, not to exceed ten (10) years from the Date of Grant. Not to exceed five (5) years from the Date of Grant if the recipient is a 10% Owner immediately prior to the grant.]
         G. Expiration of Option Upon Termination of Employment and Death of Participant. [As determined by the Board or Committee. See Section 10 of the Plan.]
         H. Form of Payment. [Payment must be in cash unless the Board or Committee permits exercise by transfer of Shares with a fair market value equal to the aggregate exercise price.]

         IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the date first set forth above.

DUCK HEAD APPAREL COMPANY, INC.
                                                PARTICIPANT


By:________________________________             _______________________________
Name:_____________________________              Name:_________________________
Title:_________________________

                         DUCK HEAD APPAREL COMPANY, INC.
                             STOCK OPTION AGREEMENT
                         ADDITIONAL TERMS AND CONDITIONS

1. EXERCISE.
------------

         Subject to the terms of the Plan, an Option may be exercised from time to time during the Term of the Option with respect to all or a portion of the Shares with respect to which the Option has vested. A partial exercise shall not affect the right to exercise the Option from time to time with respect to the remaining Shares subject to the Option. Notwithstanding any other provision of this Stock Option Agreement or the Plan, in no event may an Option be exercised after the expiration of its stated term.

2. METHOD OF EXERCISE.
----------------------

         An Option shall be deemed exercised when (i) the Company receives written notice of the holder's decision to exercise the Option; (ii) the holder tenders to the Company payment in full in cash (or, if authorized by this Stock Option Agreement, Shares) the aggregate exercise price for the Shares with respect to which the Option is to be exercised; (iii) the holder tenders to the Company payment in full in cash the amount of all federal and state withholding or other employment taxes applicable to the taxable income, if any, of the holder resulting from the exercise of the Option; and (iv) the holder complies with such other reasonable requirements as the Board (or Committee, as applicable) may establish.

3. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.
----------------------------------------------

         In the event of any change in the characteristics of the Shares by reason of a stock dividend, recapitalization, merger, reorganization, consolidation, stock split, reverse stock split or any other similar event, the Shares subject to the Plan and the Shares subject to each outstanding Option shall be correspondingly increased, reduced or changed, such that by exercise of any outstanding Option, a Grantee will receive, without change in the aggregate purchase price, securities, as so increased, reduced or changed, comparable to the securities the Grantee would have received if the Grantee had exercised the Option prior to such event. In the case of an ISO, the foregoing sentence shall apply in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, if the excess of the aggregate fair market value of the Shares subject to the Option immediately after such event over the aggregate exercise price of such Shares is not more than the excess of the aggregate fair market value of all Shares subject to the Option immediately prior to such event over the aggregate exercise price of such Shares.
         Adjustments under this Section shall be made by the Board (or Committee, as applicable), whose determination as to the nature and extent of any adjustments shall be binding and final.

4. TRANSFER.
------------

         An Option shall not be transferable by the Grantee except by will or the laws of descent and distribution. During the Grantee's lifetime, an Option may only be exercised by the Grantee.

5. COMPLIANCE WITH SECURITIES AND EXCHANGE COMMISSION AND OTHER REQUIREMENTS.
-----------------------------------------------------------------------------

         No certificates for Shares shall be executed and delivered upon exercise of any Option unless and until the Company is able to take such action, if any, as is then required to comply with the Securities Act of 1933, as amended; the Securities Exchange Act of 1934, as amended; any applicable state securities laws and the requirements of any exchange on which the Shares may be listed.
         In the case of the exercise of an Option by a person or estate acquiring the right to exercise the Option by bequest of inheritance, the Board (or Committee, as applicable) may require reasonable evidence as to the ownership of the Option and may require such consent and releases of taxing authorities as it may deem advisable.

6. NO RIGHT TO EMPLOYMENT.
--------------------------

         Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor this Stock Option Agreement shall confer upon any participant under the Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any participant at any time with or without cause, to the same extent as the Company or Subsidiary might have done if the Plan had not been adopted.

7. NO RIGHTS AS SHAREHOLDER.
----------------------------

         No person, estate or other entity shall have any rights as a shareholder with respect to the Shares obtained as a result of the exercise of an Option until a certificate or certificates for the Shares have been received.

8. AMENDMENT AND TERMINATION.
-----------------------------

         The Board may at any time suspend, amend or terminate the Plan. The Board (or Committee, as applicable) may make such modifications of the terms and conditions of any Option as it shall deem advisable. Notwithstanding the foregoing provisions of this Section, no amendment, suspension or termination of the Plan and no modification of any Option shall, without the consent of the holder of an Option, alter or impair any rights or obligations under any Option granted prior to the effective date of the amendment, suspension or termination of the Plan or of the modification of the Option.
         In addition to Board approval of an amendment to the Plan, the Board shall obtain such consent by the holders of the capital stock of the Company, if any, as may be required by applicable law, including without limitation Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, Sections 162(m) and 421 through 424 of the Internal Revenue Code.

9. GOVERNING LAW.
-----------------

         This Stock Option Agreement shall be governed, interpreted and enforced in accordance with the laws of Georgia without regard to choice of law principles.

10. ENTIRE AGREEMENT.
---------------------

         This Stock Option Agreement and the Plan, as amended, express the entire understanding and agreement of the parties hereto with respect to the grant of the Option evidenced by this Stock Option Agreement.